UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

291, Route d’Arlon

L-1150 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2469 7900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 3, 2013, Altisource Portfolio Solutions S.A. (the “Company”) made available on its corporate website (www.altisource.com) the presentations for its previously disclosed Analyst & Investor event to be held on Tuesday, December 3 and Wednesday, December 4, 2013.  The event will be available live on the Investor Relations home page of the Company’s corporate website.  The Company may also use the presentations from time to time in conversations with investors, analysts and others.  Copies of the presentations are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 and are incorporated herein by reference.

The Company is furnishing this 8-K pursuant to Item 7.01, “Regulation FD Disclosure.”  The information contained in this 8-K (including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

Exhibit 99.1	Welcome and Opening Remarks presentation dated December 3, 2013

Exhibit 99.2	Investor Day presentation dated December 3, 2013

Exhibit 99.3	Mortgage Services, Hubzu® & Technology Services — A Deeper Dive presentation dated December 3, 2013

Exhibit 99.4	Altisource Rental Homes — A Deeper Dive presentation dated December 3, 2013

Exhibit 99.5	Innovations in Consumer Analytics presentation dated December 3, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2013

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer

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